                                                                    EXHIBIT 99.4

DEBTOR: CAPE MAY LIGHT, L.L.C.                      CASE NUMBER: 01-10961 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached November Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ STEVE MOELLER
--------------------
Steve Moeller
Director, Accounting

DEBTOR: CAPE MAY LIGHT, L.L.C.                      CASE NUMBER: 01-10961 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to November Monthly Operating Report

                                    Summary Of Bank,Investment & Petty Cash Accounts                            Attachment 1
                                               Cape May Light, L.L.C.
Summary                                        Case No: 01-10961 (EIK)                                                  Unaudited
Cape May Light, LLC                          For Month Of November, 2002

                                                Balances
                                     --------------------------------        Receipts &             Bank
                                          Opening           Closing          Disbursements          Statements          Account
Account                              As Of 11/01/02    As Of 11/30/02        Included               Included            Reconciled
-------                              --------------    --------------        -------------          ---------           -----------
American Classic Voyages Co.                   0.00              0.00        No -                   No -                No -
Bank of America                                                              Account                Account             Account
Account # - 0030 6982 7205                                                   Closed                 Closed              Closed

Cape May Light Escrow                          0.00              0.00        No -                   No -                No -
US Dept of Transportation                                                    Account                Account             Account
Maritime Administration                                                      Closed                 Closed              Closed

American Classic Voyages Co.                   0.00              0.00        No -                   No -                No -
Bank of America                                                              Account                Account             Account
Account # - 0041 6103 2379                                                   Closed                 Closed              Closed

Cape May Light                                 0.00              0.00        No -                   No - Not            No -
Petty Cash                                                                   No Activity            A Bank              No Activity
                                                                                                    Account

                                Receipts & Disbursements           Attachment 2
                                 Cape May Light, L.L.C.
Summary                         Case No: 01-10961 (EIK)
Cape May Light, LLC           For Month Of November, 2002
Attach 2

         No Receipts Or Disbursements Due To No Bank Activity Or Investment Accounts

                  Concentration & Investment Account Statements    Attachment 3
                                 Cape May Light, L.L.C.
Summary                         Case No: 01-10961 (EIK)
Cape May Light, LLC           For Month Of November, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 11-DEC-02 16:48:22
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: NOV-02

currency USD
Company=31 (CAPE MAY LIGHT)

                                PTD-Actual
                                30-Nov-02
                                ----------
Revenue
Gross Revenue                        0.00
Allowances                           0.00
                                ---------
Net Revenue                          0.00

Operating Expenses
Air                                  0.00
Hotel                                0.00
Commissions                          0.00
Onboard Expenses                     0.00
Passenger Expenses                   0.00
Vessel Expenses                      0.00
Layup/Drydock Expense                0.00
Vessel Insurance                 1,586.75
                                ---------
Total Operating Expenses         1,586.75

                                ---------
Gross Profit                    (1,586.75)

SG&A Expenses
Sales & Marketing                    0.00
Start-Up Costs                       0.00
                                ---------
Total SG&A Expenses                  0.00

                                ---------
EBITDA                          (1,586.75)

Depreciation                         0.00

                                ---------
Operating Income                (1,586.75)

Other Expense/(Income)
Interest Income                      0.00
Equity in Earnings for Sub           0.00
Reorganization expenses              0.00
                                ---------
Total Other Expense/(Income)         0.00

                                ---------
Net Pretax Income/(Loss)        (1,586.75)

Income Tax Expense                  0.00

                                ---------
Net Income/(Loss)               (1,586.75)
                                =========

AMCV US SET OF BOOKS                                   Date: 11-DEC-02 16:53:59
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: NOV-02

currency USD
Company=31 (CAPE MAY LIGHT)

                                    YTD-Actual         YTD-Actual
                                    30-Nov-02          22-Oct-01
                                  --------------    ---------------
ASSETS

Cash and Equivalent                         0.00         29,003.54

Restricted Cash                             0.00        785,839.00

Accounts Receivable                         0.00         15,651.15

Inventories                                 0.00        750,424.74

Prepaid Expenses                            0.00         71,343.83

Other Current Assets                        0.00              0.00

                                  --------------    --------------
Total Current Assets                        0.00      1,652,262.26


Fixed Assets                                0.00     42,033,338.72

Accumulated Depreciation                    0.00       (550,825.00)

                                  --------------    --------------
Net Fixed Assets                            0.00     41,482,513.72


Net Goodwill                                0.00              0.00

Intercompany Due To/From          (12,554,507.89)   (12,278,102.19)

Net Deferred Financing Fees                 0.00      2,559,333.82

Net Investment in Subsidiaries              0.00              0.00

                                  --------------    --------------
Total Other Assets                (12,554,507.89)    (9,718,768.37)

                                  --------------    --------------
Total Assets                      (12,554,507.89)    33,416,007.61
                                  ==============    ==============

AMCV US SET OF BOOKS                                   Date: 11-DEC-02 16:53:59
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: NOV-02

currency USD
Company=31 (CAPE MAY LIGHT)

                                      YTD-Actual          YTD-Actual
                                       30-Nov-02          22-Oct-01
                                     --------------     -------------
LIABILITIES

Accounts Payable                             310.00         18,286.96

Accrued Liabilities                            0.00        454,710.16

Deposits                                       0.00              0.00
                                     --------------     -------------
Total Current Liabilities                    310.00        472,997.12


Long Term Debt                                 0.00              0.00

Other Long Term Liabilities                    0.00              0.00
                                     --------------     -------------
Total Liabilities                            310.00        472,997.12


Liabilities Subject to Compromise     39,112,982.41     39,937,580.57


OWNER'S EQUITY

Common Stock                                   0.00              0.00

Add'l Paid In Capital                          0.00              0.00

Current Net Income (Loss)            (44,577,719.32)    (2,857,115.19)

Retained Earnings                     (7,090,080.98)    (4,137,454.89)

                                     --------------    --------------
Total Owner's Equity                 (51,667,800.30)    (6,994,570.08)

                                     --------------    --------------
Total Liabilities & Equity           (12,554,507.89)    33,416,007.61
                                     ==============    ==============

Cape May Light                    ATTACHMENT 6                  01-10961 (JWV)
                    Summary List of Due To/due From Accounts
                     for the Month Ended November 30, 2002


                                                            BEGINNING                                             ENDING
AFFILIATE NAME                              CASE NUMBER      BALANCE               DEBITS          CREDITS        BALANCE
American Classic Voyages Co.                  01-10954       656,374.33                --                --       656,374.33
AMCV Cruise Operations, Inc.                  01-10967    (8,127,233.11)               --                --    (8,127,233.11)
The Delta Queen Steamboat Co.                 01-10970     8,431,118.53                --                --     8,431,118.53
DQSB II, Inc.                                 01-10974           (82.74)               --                --           (82.74)
Great AQ Steamboat, L.L.C                     01-10960     1,640,241.44                --                --     1,640,241.44
Great Pacific NW Cruise Line, L.L.C           01-10977        (5,380.67)               --                --        (5,380.67)
Great River Cruise Line, L.L.C                01-10963       (33,543.95)               --                --       (33,543.95)
Great Ocean Cruise Line, L.L.C                01-10959        (1,844.01)               --                --        (1,844.01)
Cruise America Travel, Incorporated           01-10966    (1,054,561.24)               --                --    (1,054,561.24)
Delta Queen Coastal Voyages, L.L.C            01-10964       188,202.13            840.59          2,427.34       186,615.38
Cape Cod Light, L.L.C                         01-10962        (8,675.31)               --                --        (8,675.31)
Project America, Inc.                         N/A            (57,268.50)               --                --       (57,268.50)
Oceanic Ship Co.                              N/A             13,839.73                --                --        13,839.73
Project America Ship II, Inc.                 N/A            412,316.64                --                --       412,316.64
Ocean Development Co.                         01-10972   (14,604,239.22)              --                --    (14,604,239.22)
Great Hawaiian Cruise Line, Inc.              01-10975        (8,411.75)               --                --        (8,411.75)
Great Hawaiian Properties Corporation         01-10971         4,188.00                --                --         4,188.00
CAT II, Inc.                                  01-10968         2,038.56                --                --         2,038.56
                                                         --------------           ------          --------    --------------
                                                         (12,552,921.14)          840.59          2,427.34    (12,554,507.89)
                                                         ==============           ======          ========    ==============


                               Cape May Light, LLC
                                 01-10961 (JWV)




                            Accounts Receivable Aging
                             As of November 30, 2002




                                  Attachment 7


                                 Not Applicable

                                 CAPE MAY LIGHT
                                AP-STEAMER CHECKS

                               31-000-221300-00000

                                   NOVEMBER-02

OUTSTANDING CHECKS:
                      1091 Multi-Marques                                50.00
                      1162 K. McKnight-McRae's                         100.00
                      1166 K. McKnight-Gordon's                        100.00
                      1192 Donald Vivier-Capitol One                    40.00
                      1195 Donald Vivier-Retailer Nat. Bank             20.00
                                                                       ------
                      Total per G/L:                                   310.00
                                                                       ======

                     ATTACHMENT # 8

DEBTOR: CAPE MAY LIGHT, LLC                       CASE NUMBER:  01-10961 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.